 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018 (March 26, 2018)
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Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2150 St. Elzéar Blvd. West Laval, Quebec Canada H7L 4A8
(Address of Principal Executive Offices)(Zip Code)
514-744-6792
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Senior Notes Offering
On March 26, 2018, Valeant Pharmaceuticals International (the “Company”) completed its previously announced offering (the “notes offering”) of $1.5 billion aggregate principal amount of its 9.250% senior notes due 2026 (the “notes”).
The notes were offered in the United States and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The notes have not been and will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
The net proceeds of the notes offering, along with cash on hand, were used to repurchase $1,454,054,000 aggregate principal amount of outstanding notes of the Company and Valeant Pharmaceuticals International, Inc., the indirect parent of the Company (“Valeant”), consisting of $364,697,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2020, $1,016,818,000 aggregate principal amount of Valeant’s 5.375% Senior Notes due 2020, and $72,539,000 aggregate principal amount of the Company’s 6.750% Senior Notes due 2021, pursuant to the tender offers announced on March 12, 2018, and to pay related fees and expenses.
The Senior Notes Indenture
The notes were issued pursuant to the indenture, dated as of March 26, 2018 (the “notes indenture”), between the Company, Valeant, the other guarantors named therein and The Bank of New York Mellon, as trustee.
Interest and Maturity
Pursuant to the notes indenture, the 9.250% senior notes will mature on April 1, 2026. Interest on the notes will be payable semi-annually in arrears on each April 1 and October 1, beginning on October 1, 2018. Interest on the notes will accrue from and including March 26, 2018 or else the most recent interest payment date to which interest had been paid or duly provided for to, but excluding, the date on which such interest is paid.
Guarantees
The notes will be guaranteed by Valeant and each of Valeant’s subsidiaries that are guarantors under Valeant’s existing credit agreement (the “Credit Agreement”), existing senior unsecured notes (the “Existing Senior Unsecured Notes”) and existing senior secured notes (the “Existing Senior Secured Notes”) (together, the “Note Guarantors”).
Ranking
The notes and the guarantees of the notes will be:

•	general unsecured obligations of the Company and the Note Guarantors, as applicable;

•	pari passu in right of payment with each other and all existing and future unsubordinated indebtedness of the Company or the applicable Note Guarantor;

•
senior in right of payment to all existing and future indebtedness of the Company or the applicable Note Guarantor that expressly provides for its subordination to the notes or the applicable guarantee;

•	structurally subordinated to all existing and future indebtedness and other liabilities of Valeant’s subsidiaries (other than the Company) that do not guarantee the notes; and

•
effectively subordinated to all existing and future secured indebtedness of the Company or the applicable Note Guarantor, including the Credit Agreement and the Existing Senior Secured Notes, to the extent of the value of the assets securing such indebtedness.

Redemption
The notes will be redeemable at the option of the Company, in whole or in part, at any time on or after April 1, 2022, at the redemption prices as set forth in the notes indenture.

In addition, the Company may redeem some or all of the notes prior to April 1, 2022 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to April 1, 2021, the Company may redeem up to 40% of the aggregate principal amount of the notes using the proceeds of certain equity offerings at the redemption price set forth in the notes indenture.
Upon the occurrence of a change of control (as defined in the notes indenture), unless the Company has exercised its right to redeem all of the notes of a series as described above, holders of the notes of such series may require the Company to repurchase such holder’s notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the purchase date applicable to such notes.
Certain Covenants
The notes indenture contains covenants that limit the ability of Valeant and any of its restricted subsidiaries (as such term is defined in the notes indenture) to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.
Events of Default
The notes indenture also provides for customary events of default.
The foregoing summary of the notes indenture is not complete and is qualified in its entirety by reference to the full and complete text of the notes indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
Tender Offers
On March 26, 2018, the Company issued a press release announcing the results as of the early tender date of the previously announced tender offers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit Number	Description
4.1
Indenture, dated as of March 26, 2018, by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc., the other guarantors party thereto and The Bank of New York Mellon, as trustee.

99.1	Press release announcing the early tender results and the early settlement date of the tender offers.
EXHIBIT INDEX

Exhibit Number	Description
4.1
Indenture, dated as of March 26, 2018, by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc., the other guarantors party thereto and The Bank of New York Mellon, as trustee.

99.1	Press release announcing the early tender results and the early settlement date of the tender offers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2018

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
By:	/s/ Paul S. Herendeen
Paul S. Herendeen
Executive Vice President and Chief Financial Officer